united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Copeland
SMID Cap
Dividend Growth Fund

Semi-Annual Report
May 31, 2017

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund

Semi-Annual Report

May 31, 2017

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2016 through May 31, 2017.

During the six-month period, the Fund’s Class I shares delivered a positive 12.1% return, versus the 10.8% advance posted by the S&P 500 Index. The outperformance is particularly rewarding as it occurred during a period when dividend growth stocks in general, as measured by the NASDAQ Broad Dividend Achievers Index, lagged the broader market. The Fund maintained a fully invested position during the entire period. In fact, all nine of our constituent sectors carried a positive signal throughout the six month stretch. We welcome such an environment as it affords our shareholders the greatest likelihood of benefitting from the solid total returns historically generated by dividend growth equities. May marked the eighth consecutive month whereby each sector of the market maintained a positive signal.

Our stock selection in the Health Care and Consumer Discretionary sectors of the market bolstered Fund returns while those in the Consumer Staples and Financials sectors were a drag on performance. C.R. Bard (BCR, 0.0% of holdings) was the top performing holding, advancing over 46% during the period. In April, the medical device maker agreed to be acquired by Becton Dickinson (BDX) in a $24 billion cash and stock deal at a 25% premium over where shares were previously trading. Having realized a large gain in the shares, we sold our position and redeployed the cash in stocks which we believe offer greater upside potential. Within the Consumer Discretionary sector, Fund holding Wyndham Worldwide (WYN, 1.9% of holdings) advanced over 42% during the six month stretch. The hospitality company has performed well on the back of strong first quarter earnings results, as well as increasing speculation that the company may be preparing for a transaction that would allow it to separate its high capital intensity time-share business from its higher returning franchise business. Competitor Marriott successfully executed a similar move a number of years ago. While we see the potential merits of such a transaction, we won’t stoke that rumor. Instead, we continue to like Wyndham as it is currently constituted for its consistent, fee-based business model which generates strong cash flows and returns, even with the capital intensity of the time-share segment.

On the downside, Fund holding Home BancShares (HOMB, 1.0% of holdings) was the worst performer in the Fund, falling over 20% during the period. The Arkansas based regional bank reported strong first quarter earnings in late April, which we believe are reflective of the strength of the bank’s long-term strategy of marrying both organic and mergers and acquisitions driven growth to expand successfully into new regions. Nevertheless, the stock was caught up in a broader downdraft in banking shares as the yield curve flattened and optimism surrounding tax and regulatory reform cooled. We continue to think that HOMB, with its strong dividend history, reasonable payout level and high level of insider ownership should exhibit strong dividend growth over time, which should help to foster a recovery in the share price. Tanger Factory Outlet Centers (SKT, 0.0% of holdings) was also a laggard as shares fell over 19% during the six month period. Tanger has favorable attributes, including its discount oriented outlet shopping business model. Nevertheless, we opted to liquidate our position as an ongoing consumer shift away from shopping malls in favor of e-commerce has weighed upon the entire sector and in turn the fundamental underpinnings at the company.

The equity markets have continued to march higher of late, posting gains in each of the past six months. December brought the first Federal Reserve rate hike in a year as the monetary authority boosted the upper end of its target federal funds rate by 25 basis points to 0.75%. A subsequent tightening was implemented in March bringing the target to 1%, a level not witnessed since 2008. Despite the upward shift in short-term rates, the yield on the ten-year Treasury note slipped by 25 basis points over the six month stretch settling at 2.25% on May 31st. We believe that the dip in yield likely reflects falling levels of inflation and muted first quarter GDP growth of 0.7%, the weakest reading in three years. It appears to us that anemic bond yields overseas are also exerting downward pressure on the rates offered by domestic fixed-income securities.

The aforementioned shifts have resulted in a marked flattening of the yield curve, an occurrence which often presages equity market turbulence, particularly should the yield curve invert, whereby short term rates exceed longer term rates. Another worrisome trend is equity market breadth which has narrowed as the number of stocks hitting new highs continues to wane. In our view, tightening monetary policy coupled with an already slowing economy could prove to be an unpleasant mix for the equity markets in the months ahead. Nevertheless, investors remain highly complacent with readings of equity market volatility touching the lowest levels in years.

Irrespective of near term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow the dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. We believe that we are well positioned to participate in further market gains, should they materialize and as always maintain the flexibility to transition to a more defensive investment posture when volatility resurfaces.

Thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. The NASDAQ Broad Dividend Achievers Index is a modified market capitalization weighted index that is comprised of US accepted securities with at least ten years of increasing annual regular dividend payments.

NLD Review Code:	1228-NLD-7/13/2017

Copeland International Risk Managed Dividend Growth Fund

Semi-Annual Report

May 31, 2017

Dear Fellow Shareholders,

The Copeland International Risk Managed Dividend Growth Fund benefited from a strong market backdrop overseas during the six months ended May 31, 2017, the first half of the Fund’s fiscal year. During this time period, the Copeland Fund’s Class I shares posted a total return of +16.5%, fully capturing the +16.4% gain recorded by the MSCI World ex-US Index, the Fund’s benchmark. We believe that an improving macroeconomic climate in Western Europe, further bolstered by the election of a centrist French President, Emmanuel Macron, was the primary driver of positive investor sentiment thus far in 2017.

From a sector perspective, the leading contributors to favorable performance for the Fund during the semi-annual period were the Information Technology and Basic Materials segments of the market. The secular and cyclical growth companies held in the Fund in these two market sectors are reflective of our dividend growth methodology; while seeking to deliver downside protection in difficult market climates, the strategy is also capable of performing well in strong up markets. Among Information Technology holdings, positions in Broadcom (2.7%), the Singapore-based semiconductor maker, and Tencent Holdings (2.1%), the Chinese internet company, were the leading contributors to Fund performance. Both firms continue to consolidate their dominant positions within their respective industries, and have grown their dividends in excess of 30% per annum over the past five years. Only one holding in the group detracted from Fund performance: Accenture plc (0%), the global IT consulting firm, which has lagged in the period owing to decelerating US growth, which resulted in modest declines in corporate guidance for the year. Pacing gains within the Basic Materials segment were Canadian label manufacturer CCL Industries (2.3%) and Mondi plc (1.9%), the UK-based packaging and paper company. CCL’s innovative solutions for multinational companies have supported substantial growth within the highly fragmented and specialized labeling marketplace, while Mondi has benefited from increased on-line shopping by consumers, which has bolstered demand for shipping boxes. Offsetting the favorable relative performance within Basic Materials was a single holding in Huhtamaki (0.0%) in Finland, which has trailed the sector owing to softness in the group’s US flexible packaging operations.

Fund exposure to Consumer Staples and Energy held back performance in the semi-annual period. Among Consumer Staples holdings, Canadian convenience store operator Alimentation Couche Tard (2.2%) and Japan Tobacco (0%) had the biggest impact on relative performance. Short-term operating pressures in Western Canada, where the economic sensitivity to declining commodity prices has been pronounced, and increasing selling, general and administrative costs associated with the firm’s acquisition strategies, accounted for the relative weakness in the convenience store’s shares. A new competitive threat from Next Generation Products (NGPs) in Japan, based on Heat-not-Burn (HnB) technology, which reduces the carcinogenic effects of smoking, resulted in the lagging performance of Japan Tobacco. Nonetheless, the Fund benefited overall from exposure to the Tobacco industry, as its holding in Philip Morris Intl (2.4%), the developer of the iQOS HnB cigarette device, rose sharply as its smokeless product has gained 10% market share in the entire Japanese cigarette industry. Fund holdings in the oil services firm John Wood

Group plc (0%) and the Canadian pipeline operator Enbridge (1.6%) held back performance in the Energy sector, which was the worst performing market sector over the past six months. The former firm’s shares sold off following its announced acquisition of beleaguered competitor Amec Foster Wheeler, which imperiled the company’s ongoing dividend growth prospects. Enbridge’s share price languished during the period as a result of somewhat lower than expected quarterly results.

During the past six months, the US Federal Reserve has hiked short-term rates to 1%, a level not seen since 2008. With the European Central Bank also beginning to publicly discuss the prospect of an end to its extraordinary stimulus measures, a flattening of global yield curves has ensued. While in part a reflection of normalization in worldwide economic conditions, historically this trend in the term structure of interest rates has often been a precursor to more challenging equity market conditions. Another worrisome trend has been the narrowing of equity market breadth around the world, with index returns being driven higher by fewer sectors of the market and a smaller number of larger capitalization stocks.

Regardless of the future direction of markets, Copeland’s investment strategy remains intently focused on the longer-term operating prospects of Fund holdings, emphasizing the capacity of each to grow the dividend at an above-market rate over time. From a research perspective, we continue to favor companies that are well underpinned by tangible competitive advantages in their respective industries, are cash generative, and maintain a disciplined approach to capital allocation policy. We believe we are well positioned to participate in further gains in global equities, should the recent trends persist, while at the same time continuing to seek lower volatility exposure to non-US equities through our dividend growth approach. Further, should market conditions warrant, we retain the full flexibility to transition to a more defensive posture as appropriate.

Thank you for the confidence you have placed in Copeland, and for your investment in the International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States.

NLD Review Code:	1229-NLD-7/13/2017

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through May 31, 2017

Performance of a $10,000 Investment (as of May 31, 2017)

Average Annualized					Since	Since	Since
Total Returns as of	Six		Three		Inception	Inception	Inception
May 31, 2017	Month	One Year	Year	Five Year	Class A*	Class C*	Class I*
Copeland Risk
Managed Dividend
Growth Fund:
Class A
Without sales charge	12.07%	11.80%	2.78%	10.11%	8.44%	—	—
With sales charge+	5.61%	5.37%	0.78%	8.81%	7.44%	—	—
Class C	11.67%	10.93%	2.02%	9.29%	—	8.77%	—
Class I	12.10%	11.92%	2.97%	N/A	—	—	8.33%
S&P 500 Index	10.81%	17.47%	10.14%	15.42%	13.05%	14.87%	13.88%
Russell 3000	10.06%	17.69%	9.68%	15.26%	12.75%	14.74%	13.56%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.68%, 2.44%, and 1.43%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.51%, 2.26%, and 1.36%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through May 31, 2017

Performance of a $10,000 Investment (as of May 31, 2017)

Average Annualized
Total Returns as of				Since
May 31, 2017	Six Month	One Year	Three Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	16.42%	6.55%	(1.12)%	3.33%
With sales charge+	9.69%	0.44%	(3.06)%	1.96%
Class C	15.96%	5.77%	(1.86)%	2.57%
Class I	16.54%	6.59%	(0.99)%	3.44%
MSCI World ex US Index (net)**	16.40%	15.75%	1.12%	6.27%
MSCI ACW ex US Index (net)	16.65%	18.24%	1.26%	5.24%

*	The Fund commenced operations December 17, 2012.

**	Effective September 30, 2016 the portfolio management team determined that the MSCI World ex US Index (net) better reflects the universe of potential stocks for inclusion in the Fund and therefore has changed the primary reporting benchmark for the Fund.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.19%, 2.94%, and 2.09%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.65%, 2.40%, and 1.50% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through May 31, 2017

Total Returns as of	Since
May 31, 2017	Inception*

Copeland SMID Cap Dividend Growth Fund:
Class I	(0.60)%
Russell 2500TM Index **	(1.52)%

*	The Fund commenced operations February 27, 2017.

**	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 0.95% for Class I shares. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2017

Shares	Security	Market Value

	COMMON STOCK - 99.1%
	AEROSPACE & DEFENSE - 7.2%
16,794	Boeing Co.	$3,151,058
37,114	Harris Corp.	4,162,706
40,183	HEICO Corp.	2,981,980
9,412	Lockheed Martin Corp.	2,645,996
		12,941,740
	BANKS - 4.7%
75,079	Bank of the Ozarks, Inc.	3,318,492
76,562	Home BancShares, Inc.	1,792,316
62,733	SunTrust Banks, Inc.	3,348,060
		8,458,868
	BEVERAGES - 1.9%
36,828	Dr Pepper Snapple Group, Inc.	3,418,007

	BIOTECHNOLOGY - 1.5%
17,151	Amgen, Inc.	2,662,521

	CHEMICALS - 4.3%
17,542	International Flavors & Fragrances, Inc.	2,418,866
3,400	NewMarket Corp.	1,582,190
11,305	Sherwin-Williams Co.	3,750,660
		7,751,716
	COMMERCIAL SERVICES - 4.2%
16,745	Ecolab, Inc.	2,224,406
20,360	Equifax, Inc.	2,785,248
13,905	MarketAxess Holdings, Inc.	2,650,015
		7,659,669
	COMPUTERS - 2.5%
29,800	Apple, Inc.	4,552,248

	DISTRIBUTION/WHOLESALE - 2.7%
52,375	Core-Mark Holding Co, Inc.	1,783,369
25,586	Pool Corp.	3,048,060
		4,831,429
	DIVERSIFIED FINANCIAL SERVICES - 6.3%
16,694	Ameriprise Financial, Inc.	2,016,468
4,956	BlackRock, Inc.	2,028,193
57,765	Discover Financial Services	3,390,806
40,530	Visa, Inc.	3,859,672
		11,295,139
	ELECTRIC - 2.4%
145,825	Algonquin Power & Utilities Corp.	1,506,372
19,386	NextEra Energy, Inc.	2,741,956
		4,248,328
	FOOD - 2.3%
65,123	Hormel Foods Corp.	2,190,087
66,135	Kroger Co.	1,969,500
		4,159,587

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	GAS - 1.4%
50,856	UGI Corp.	$2,602,810

	HAND/MACHINE TOOLS - 1.2%
13,116	Snap-on, Inc.	2,120,333

	HEALTHCARE PRODUCTS - 1.6%
34,366	Medtronic PLC	2,896,367

	HEALTHCARE SERVICES - 4.3%
33,748	Quest Diagnostics, Inc.	3,670,770
22,991	UnitedHealth Group, Inc.	4,027,563
		7,698,333
	HOUSEHOLD PRODUCTS/WARES - 2.1%
73,485	Church & Dwight Co, Inc.	3,796,235
	INSURANCE - 2.2%
46,060	Allstate Corp.	3,976,820

	LODGING - 1.9%
33,681	Wyndham Worldwide Corp.	3,401,444

	MACHINERY DIVERSIFIED - 1.3%
19,659	Nordson Corp.	2,278,085

	MEDIA - 4.2%
96,558	Comcast Corp.	4,025,503
31,940	Walt Disney Co.	3,447,604
		7,473,107
	OIL & GAS - 2.4%
19,946	Exxon Mobil Corp.	1,605,653
34,892	Phillips 66	2,655,630
		4,261,283
	PHARMACEUTICALS - 3.5%
31,075	AmerisourceBergen Corp.	2,851,753
56,704	Zoetis, Inc.	3,531,525
		6,383,278
	PIPELINES - 2.3%
106,708	Enbridge, Inc.	4,109,325

	REAL ESTATE INVESTMENT TRUSTS - 2.9%
24,196	American Tower Corp.	3,174,273
64,112	Omega Healthcare Investors, Inc.	2,007,988
		5,182,261
	RETAIL - 10.8%
27,713	Casey’s General Stores, Inc.	3,225,516
18,803	Costco Wholesale Corp.	3,392,625
26,499	CVS Health Corp.	2,035,918
24,873	Home Depot, Inc.	3,818,254
49,758	Ross Stores, Inc.	3,180,531
59,362	Starbucks Corp.	3,776,017
		19,428,861

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	SEMICONDUCTORS - 4.6%
20,260	Broadcom Ltd.	$4,851,865
41,401	Texas Instruments, Inc.	3,415,169
		8,267,034
	SOFTWARE - 7.4%
36,474	Broadridge Financial Solutions, Inc.	2,768,012
30,766	Intuit, Inc.	4,326,930
31,346	Jack Henry & Associates, Inc.	3,329,259
34,242	j2 Global, Inc.	2,897,558
		13,321,759
	TELECOMMUNICATIONS - 2.2%
46,412	Motorola Solutions, Inc.	3,878,651

	TRANSPORTATION - 2.8%
34,333	Canadian National Railway Co.	2,658,404
34,759	Ryder System, Inc.	2,308,693
		4,967,097

	TOTAL COMMON STOCK (Cost - $156,625,279)	178,022,335

	TOTAL INVESTMENTS - 99.1% (Cost - $156,625,279) (a)	$178,022,335
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	1,666,417
	NET ASSETS - 100.00%	$179,688,752

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $157,375,310 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$23,578,856
Unrealized depreciation:	(2,931,831)
Net unrealized appreciation:	$20,647,025

Portfolio Composition as of May 31, 2017
Percent of Net Assets
Consumer, Non-Cyclical	21.52%
Financial	16.09%
Consumer, Cyclical	15.40%
Technology	14.55%
Industrial	12.41%
Communications	6.32%
Energy	4.66%
Basic Materials	4.31%
Utilities	3.81%
Other Assets in Excess of Liabilities	0.93%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2017

Shares	Security	Market Value

	COMMON STOCK - 96.3%
	AEROSPACE/DEFENSE - 2.3%
4,526	Safran SA	$400,621

	AGRICULTURE - 2.4%
3,485	Philip Morris International, Inc.	417,503

	AUTO PARTS & EQUIPMENT - 1.8%
317	Georg Fischer AG	299,499

	BANKS - 7.8%
8,502	Danske Bank A/S	318,633
18,643	DNB ASA	317,170
391,348	Lloyds Banking Group PLC	356,912
7,435	Toronto-Dominion Bank	354,493
		1,347,208
	BUILDING MATERIALS - 2.5%
38,314	Sanwa Holdings Corp.	423,400

	CHEMICALS - 2.1%
6,544	Fuchs Petrolub SE	366,154

	COMMERCIAL SERVICES - 4.3%
7,421	Nielsen Holdings PLC	285,560
20,755	RELX PLC	446,007
		731,567
	COMPUTERS - 3.7%
3,469	Ingenico Group SA	337,162
6,900	SCSK Corp.	304,839
		642,001
	COSMETICS/PERSONAL CARE - 2.5%
6,700	Kao Corp.	423,094

	DISTRIBUTION/WHOLESALE - 2.0%
5,273	Wolseley PLC	348,662

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
14,972	Close Brothers Group PLC	309,723
19,396	ORIX Corp.	306,552
8,300	Tokyo Century Corp.	314,765
		931,040
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
3,456	Nidec Corp.	342,698

	FOOD - 3.3%
11,690	Glanbia PLC	237,498
3,784	Kerry Group PLC	334,292
		571,790
	FOREST PRODUCTS & PAPER - 1.9%
12,398	Mondi PLC	324,734

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	HEALTHCARE-PRODUCTS - 1.9%
42,884	Fisher & Paykel Healthcare Corp. Ltd.	$325,691

	HEALTHCARE-SERVICES - 2.2%
4,432	Fresenius SE & Co. KGaA	380,058

	HOME BUILDERS - 2.1%
20,800	Sekisui Chemical Co. Ltd.	366,024

	HOUSEHOLD PRODUCTS - 2.0%
2,466	Henkel AG & Co. KGaA	346,702

	INSURANCE - 3.8%
48,500	AIA Group Ltd.	343,169
7,377	Tokio Marine Holdings, Inc.	313,473
		656,642
	INTERNET - 2.1%
10,705	Tencent Holdings Ltd.	367,907

	MACHINERY-DIVERSIFIED - 1.9%
4,362	Spirax-Sarco Engineering PLC	319,694

	OIL & GAS - 3.9%
3,870	DCC PLC	368,786
9,562	Suncor Energy, Inc.	299,312
		668,098
	PACKAGING & CONTAINERS - 2.3%
1,666	CCL Industries, Inc.	393,688

	PHARMACEUTICALS - 6.4%
2,888	Merck KGaA	349,308
10,280	Novo Nordisk A/S - ADR	435,564
5,878	Shionogi & Co. Ltd.	314,788
		1,099,660
	PIPELINES - 1.6%
6,973	Enbridge, Inc.	268,450

	REAL ESTATE - 5.6%
11,685	CA Immobilien Anlagen AG	279,309
20,702	Hufvudstaden AB	352,367
3,523	LEG Immobilien AG	332,852
		964,528
	RETAIL - 4.1%
8,033	Alimentation Couche-Tard, Inc.	371,586
8,412	Sundrug Co. Ltd.	327,921
		699,507

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	SEMICONDUCTORS - 4.9%
2,211	Broadcom Ltd.	$529,490
2,043	Lam Research Corp.	317,012
		846,502
	SOFTWARE - 3.7%
3,270	Dassault Systemes	301,834
3,650	Temenos Group AG	340,378
		642,212
	STORAGE/WAREHOUSING - 1.8%
55,284	Safestore Holdings PLC	314,851

	TRANSPORTATION - 2.0%
4,352	Canadian National Railway Co.	337,444

	TOTAL COMMON STOCK (Cost - $14,876,291)	16,567,629

	TOTAL INVESTMENTS - 96.3% (Cost - $14,876,291) (a)	$16,567,629
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%	636,873
	NET ASSETS - 100.00%	$17,204,502

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,948,741 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$1,876,005
Unrealized depreciation:	(260,117)
Net unrealized appreciation:	$1,615,888

Portfolio Composition as of May 31, 2017
Percent of Net Assets
Consumer, Non-Cyclical	24.97%
Financial	22.67%
Industrial	12.89%
Technology	12.38%
Consumer, Cyclical	11.79%
Energy	5.44%
Basic Materials	4.02%
Communications	2.14%
Other Assets in Excess of Liabilities	3.70%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2017

Shares	Security	Market Value

	COMMON STOCK - 95.4%
	AEROSPACE/DEFENSE - 3.8%
79	Harris Corp.	$8,861
132	HEICO Corp.	9,796
		18,657
	APPAREL - 1.2%
288	Hanesbrands, Inc.	5,947

	BANKS - 6.1%
177	Bank of the Ozarks, Inc.	7,823
335	Home BancShares, Inc.	7,842
131	Prosperity Bancshares, Inc.	8,206
78	South State Corp.	6,482
		30,353
	CHEMICALS - 5.1%
46	International Flavors & Fragrances, Inc.	6,343
14	NewMarket Corp.	6,515
44	Quaker Chemical Corp.	6,133
56	Valspar Corp.	6,327
		25,318
	COMMERCIAL SERVICES - 8.2%
51	Equifax, Inc.	6,977
151	Healthcare Services Group, Inc.	7,228
38	MarketAxess Holdings, Inc.	7,242
140	Nielsen Holdings PLC	5,387
216	Ritchie Bros Auctioneers, Inc.	6,705
231	Service Corp International	7,364
		40,903
	DISTRIBUTION/WHOLESALE - 3.0%
190	Core-Mark Holding Co., Inc.	6,470
71	Pool Corp.	8,458
		14,928
	DIVERSIFIED FINANCIAL SERVICES - 4.0%
62	Ameriprise Financial Inc	7,489
105	Evercore Partners Inc	7,119
116	Lazard Ltd	5,162
		19,770
	ELECTRIC - 1.0%
290	NRG Yield, Inc.	5,133

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
56	Littelfuse, Inc.	9,069

	ENVIRONMENTAL CONTROL - 2.2%
117	Waste Connections, Inc.	11,133

	FOOD - 3.1%
121	Calavo Growers, Inc.	8,192
57	J&J Snack Foods Corp.	7,416
		15,608

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	HAND/MACHINE TOOLS - 1.5%
46	Snap-on, Inc.	$7,436

	HEALTHCARE-PRODUCTS - 3.9%
118	Abaxis Inc	5,711
90	ResMed Inc	6,399
91	STERIS PLC	7,058
		19,168
	HEALTHCARE-SERVICES - 6.6%
52	Chemed Corp.	10,642
372	Ensign Group, Inc.	6,837
173	HealthSouth Corp.	7,842
69	Quest Diagnostics, Inc.	7,505
		32,826
	HOME BUILDERS - 1.3%
73	Thor Industries, Inc.	6,609

	HOUSEHOLD PRODUCTS - 1.6%
151	Church & Dwight Co., Inc.	7,801

	INTERNET - 1.5%
53	Expedia, Inc.	7,620

	LODGING - 1.7%
83	Wyndham Worldwide Corp.	8,382

	MACHINERY-CONSTRUCTION & MINING - 1.2%
127	BWX Technologies, Inc.	6,172

	MACHINERY-DIVERSIFIED - 4.8%
87	Cognex Corp	7,961
67	Nordson Corp	7,764
50	Rockwell Automation Inc	7,936
		23,661
	MEDIA - 2.7%
39	FactSet Research Systems Inc	6,462
107	Scripps Networks Interactive Inc	7,086
		13,548
	PHARMACEUTICALS - 1.4%
76	AmerisourceBergen Corp	6,975

	PIPELINES - 1.8%
198	Energy Transfer Partners LP	4,308
89	Phillips 66 Partners LP	4,407
		8,715
	REAL ESTATE - 6.0%
171	DuPont Fabros Technology, Inc.	9,342
199	Omega Healthcare Investors, Inc.	6,233
355	Retail Opportunity Investments Corp.	7,015
112	Ryman Hospitality Properties, Inc.	7,214
		29,804

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares	Security	Market Value

	RETAIL - 5.3%
56	Casey’s General Stores, Inc.	$6,518
70	Lithia Motors, Inc.	6,360
109	Papa John’s International, Inc.	8,782
81	Tractor Supply Co.	4,467
		26,127
	SEMICONDUCTORS - 2.9%
103	Power Integrations, Inc.	6,896
113	Xilinx, Inc.	7,538
		14,434
	SOFTWARE - 7.0%
94	Broadridge Financial Solutions, Inc.	7,134
107	j2 Global, Inc.	9,054
88	Jack Henry & Associates, Inc.	9,347
91	MSCI, Inc.	9,257
		34,792
	TELECOMMUNICATIONS - 1.9%
115	Motorola Solutions, Inc.	9,611

	TRANSPORTATION - 1.2%
91	Ryder System, Inc.	6,044

	WATER - 1.6%
170	American States Water Co.	7,784

	TOTAL COMMON STOCK (Cost - $476,188)	474,328

	TOTAL INVESTMENTS - 95.4% (Cost - $476,188) (a)	$474,328
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%	22,764
	NET ASSETS - 100.00%	$497,092

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $476,188 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$18,958
Unrealized depreciation:	(20,818)
Net unrealized depreciation:	$(1,860)

Portfolio Composition as of May 31, 2017
Percent of Net Assets
Consumer, Non-Cyclical	24.80%
Industrial	16.53%
Financial	16.08%
Consumer, Cyclical	12.47%
Technology	9.90%
Communications	6.19%
Basic Materials	5.09%
Utilities	2.60%
Energy	1.75%
Other Assets in Excess of Liabilities	4.59%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Assets:
Investments, at Cost	$156,625,279	$14,876,291	$476,188
Investments in Securities, at Market Value	$178,022,335	$16,567,629	$474,328
Cash	4,589,049	332,320	36,695
Foreign Cash (Cost $0, $3,968, $0)	—	3,968	—
Dividends and Interest Receivable	376,802	86,946	984
Receivable for Securities Sold	21,420	322,025	—
Due from Investment Adviser	—	3,082	12,975
Receivable for Fund Shares Sold	—	15,599	—
Prepaid Expenses and Other Assets	54,234	38,516	—
Total Assets	183,063,840	17,370,085	524,982

Liabilities:
Payable for Securities Purchased	2,633,644	118,825	—
Payable for Fund Shares Redeemed	302,940	519	—
Payable to Investment Adviser	84,191	—	—
Accrued Distribution Fees	121,103	10,066	—
Payable to Related Parties	99,453	1,557	9,761
Accrued Expenses and Other Liabilities	133,757	34,616	18,129
Total Liabilities	3,375,088	165,583	27,890

Net Assets	$179,688,752	$17,204,502	$497,092

Composition of Net Assets:
At May 31, 2017, Net Assets consisted of:
Paid-in-Capital	$151,646,603	$18,762,280	500,010
Undistributed Net Investment Income (Loss)	671,651	(58,572)	1,011
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	5,973,052	(3,190,933)	(2,069)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	21,397,446	1,691,727	(1,860)
Net Assets	$179,688,752	$17,204,502	$497,092

*	Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Class A Shares:
Net Assets	$70,280,163	$2,867,869
Shares Outstanding (no par value; unlimited number of shares authorized)	5,303,899	249,575

Net Asset Value and Redemption Price Per Share**	$13.25	$11.49
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$14.06	$12.19

Class C Shares:
Net Assets	$37,508,282	$1,539,068
Shares Outstanding (no par value; unlimited number of shares authorized)	2,883,186	137,512

Net Asset Value, Offering Price and Redemption Price Per Share**	$13.01	$11.19

Class I Shares:
Net Assets	$71,900,307	$12,797,565	$497,092
Shares Outstanding (no par value; unlimited number of shares authorized)	5,458,096	1,114,772	50,001

Net Asset Value, Offering Price and Redemption Price Per Share**	$13.17	$11.48	$9.94

*	Fund commenced operations on February 27, 2017.

**	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS (Unaudited)
For the Period Ended May 31, 2017

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund *
Investment Income:
Dividend Income (Less $10,773, $9,180, and $14 Foreign Taxes Withholding, respectively)	$2,225,718	$210,121	$2,177
Interest Income	436	290	18
Total Investment Income	2,226,154	210,411	2,195

Expenses:
Investment Advisory Fees	955,568	92,926	925
Distribution Fees - Class C	204,871	9,631	—
Distribution Fees - Class A	93,537	4,186	—
Non-Rule 12B-1 Shareholder Service Fees	123,630	16,850	—
Administration Fees	111,214	9,982	3,948
Shareholder Servicing Fees- Class I	37,982	3,878	—
Trustees’ Fees	96,982	13,725	3,750
Chief Compliance Officer Fees	50,316	1,347	2,006
Transfer Agent Fees	49,314	9,049	1,875
Printing Expenses	46,990	6,668	2,536
Legal Fees	45,384	6,505	3,755
Fund Accounting Fees	33,554	15,405	8,294
Registration & Filing Fees	32,323	24,863	3,021
Custody Fees	29,526	6,451	2,124
Insurance Expense	15,963	1,121	1,403
Audit Fees	7,973	7,157	5,650
Miscellaneous Expenses	1,740	1,492	1,630
Total Expenses	1,936,867	231,236	40,917
Less: Fees Waived by Adviser	(455,391)	(94,876)	(39,733)
Net Expenses	1,481,476	136,360	1,184
Net Investment Income	744,678	74,051	1,011

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	6,663,244	(1,194,970)	(2,069)
Foreign Currency Transactions	3,893	(6,617)	—
	6,667,137	(1,201,587)	(2,069)
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	14,747,901	3,674,029	(1,860)
Foreign Currency Exchange Contracts	421	3,420	—
	14,748,322	3,677,449	(1,860)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	21,415,459	2,475,862	(3,929)

Net Increase (Decrease) in Net Assets Resulting From Operations	$22,160,137	$2,549,913	$(2,918)

*	Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2017	November 30, 2016
	(Unaudited)
Operations:
Net Investment Income (Loss)	$744,678	$(238,246)
Net Realized Gain on Investments and Foreign Currency Transactions	6,667,137	6,985,662
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	14,748,322	(6,378,431)
Net Increase in Net Assets Resulting From Operations	22,160,137	368,985

Distributions to Shareholders From:
Net Investment Income
Class A ($0.09 and $0.05 per share, respectively)	(581,935)	(632,302)
Class I ($0.14 and $0.10 per share, respectively)	(873,243)	(1,684,154)
	(1,455,178)	(2,316,456)
Net Realized Gains
Class A ($0.37 and $1.13 per share, respectively)	(2,387,426)	(15,176,594)
Class C ($0.37 and $1.13 per share, respectively)	(1,303,293)	(6,668,143)
Class I ($0.37 and $1.13 per share, respectively)	(2,368,495)	(19,212,728)
	(6,059,214)	(41,057,465)
Total Distributions to Shareholders	(7,514,392)	(43,373,921)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (202,107 and 634,675 shares, respectively)	2,570,272	7,770,844
Distributions Reinvested (225,943 and 1,209,984 shares, respectively)	2,754,239	14,907,005
Cost of Shares Redeemed (1,820,661 and 9,379,333 shares, respectively)	(22,977,419)	(115,461,439)
Redemption Fees	41	521
Total Class A Shares	(17,652,867)	(92,783,069)

Class C
Proceeds from Shares Issued (62,753 and 332,752 shares, respectively)	780,315	4,015,003
Distributions Reinvested (107,644 and 543,922 shares, respectively)	1,292,810	6,608,649
Cost of Shares Redeemed (938,964 and 3,440,793 shares, respectively)	(11,722,694)	(41,653,105)
Redemption Fees	171	269
Total Class C Shares	(9,649,398)	(31,029,184)

Class I
Proceeds from Shares Issued (519,692 and 2,799,846 shares, respectively)	6,546,965	34,055,204
Distributions Reinvested (265,266 and 1,540,336 shares, respectively)	3,212,368	18,899,923
Cost of Shares Redeemed (2,007,518 and 16,327,393 shares, respectively)	(25,187,219)	(200,505,774)
Redemption Fees	19	14,918
Total Class I Shares	(15,427,867)	(147,535,729)

Total Beneficial Interest Transactions	(42,730,132)	(271,347,982)

Decrease in Net Assets	(28,084,387)	(314,352,918)

Net Assets:
Beginning of Period	207,773,139	522,126,057
End of Period*	$179,688,752	$207,773,139

* Includes undistributed net investment income of:	$671,651	$1,382,151

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2017	November 30, 2016
	(Unaudited)
Operations:
Net Investment Income	$74,051	$132,625
Net Realized Loss on Investments and Foreign Currency Transactions	(1,201,587)	(310,429)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	3,677,449	(2,285,401)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,549,913	(2,463,205)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.06 and $0.00 per share, respectively)	(26,491)	—
Class I ($0.11 and $0.01 per share, respectively)	(123,494)	(11,199)
Total Distributions to Shareholders	(149,985)	(11,199)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (10,530 and 128,380 shares, respectively)	111,249	1,380,425
Distributions Reinvested (2,483 and 0 shares, respectively)	24,458	—
Cost of Shares Redeemed (299,246 and 798,637 shares, respectively)	(3,044,518)	(8,392,706)
Redemption Fees	—	6
Total Class A Shares	(2,908,811)	(7,012,275)

Class C
Proceeds from Shares Issued (14,442 and 103,138 shares, respectively)	155,250	1,075,655
Cost of Shares Redeemed (250,187 and 408,488 shares, respectively)	(2,476,680)	(4,190,660)
Redemption Fees	1	6
Total Class C Shares	(2,321,429)	(3,114,999)

Class I
Proceeds from Shares Issued (396,885 and 520,235 shares, respectively)	4,072,173	5,499,333
Distributions Reinvested (12,347 and 996 shares, respectively)	121,375	10,862
Cost of Shares Redeemed (354,626 and 821,371 shares, respectively)	(3,645,976)	(8,746,255)
Redemption Fees	7	6
Total Class I Shares	547,579	(3,236,054)

Total Beneficial Interest Transactions	(4,682,661)	(13,363,328)

Decrease in Net Assets	(2,282,733)	(15,837,732)

Net Assets:
Beginning of Period	19,487,235	35,324,967
End of Period*	$17,204,502	$19,487,235

* Includes accumulated net investment income (loss) of:	$(58,572)	$17,362

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period
Ended
May 31, 2017 **
(Unaudited)
Operations:
Net Investment Income	$1,011
Net Realized Loss on Investments and Foreign Currency Transactions	(2,069)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(1,860)
Net Decrease in Net Assets Resulting From Operations	(2,918)

Beneficial Interest Transactions:

Class I
Proceeds from Shares Issued (50,001 shares)	500,010
Total Class I Shares	500,010

Total Beneficial Interest Transactions	500,010

Increase in Net Assets	497,092

Net Assets:
Beginning of Period	—
End of Period*	$497,092

* Includes accumulated net investment income of:	$1,011

**	Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012
	(Unaudited)
Net Asset Value, Beginning of Period	$12.27		$13.38	$15.31	$14.20	$10.99	$10.18

Increase From Operations:
Net investment income (a)	0.06		—	0.08	0.07	0.10	0.14
Net gain(loss) from securities (both realized and unrealized)	1.38		0.07	(1.14)	1.47	3.17	0.77
Total from operations	1.44		0.07	(1.06)	1.54	3.27	0.91

Distributions to shareholders from:
Net investment income	(0.09)		(0.05)	(0.03)	(0.07)	(0.04)	(0.10)
Net realized gains	(0.37)		(1.13)	(0.84)	(0.36)	(0.02)	—
Total distributions	(0.46)		(1.18)	(0.87)	(0.43)	(0.06)	(0.10)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.25		$12.27	$13.38	$15.31	$14.20	$10.99

Total Return (c)	12.07	% (d)	0.49%	(7.08)%	11.14%	29.87%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$70,280		$82,165	$190,458	$324,664	$443,822	$293,049
Ratio of expenses to average net assets:
before reimbursement	1.97	% (e)	1.62%	1.48%	1.46%	1.55%	1.57%
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.88	% (e)	0.01%	0.57%	0.48%	0.81%	1.31%
Portfolio turnover rate	14	% (d)	201%	142%	44%	39%	139%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Year		Period
	Ended		Ended	Ended	Ended	Ended		Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.01		$13.17	$15.16	$14.10	$10.96		$10.23

Increase From Operations:
Net investment income (loss) (a)	0.01		(0.09)	(0.03)	(0.04)	0.01		0.07
Net gain(loss) from securities (both realized and unrealized)	1.36		0.06	(1.12)	1.47	3.15		0.72
Total from operations	1.37		(0.03)	(1.15)	1.43	3.16		0.79

Distributions to shareholders from:
Net investment income	—		—	—	(0.01)	(0.00	)(b)	(0.06)
Net realized gains	(0.37)		(1.13)	(0.84)	(0.36)	(0.02)		—
Total distributions	(0.37)		(1.13)	(0.84)	(0.37)	(0.02)		(0.06)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$13.01		$12.01	$13.17	$15.16	$14.10		$10.96

Total Return (c)	11.67	% (d)	(0.30)%	(7.74)%	10.36%	28.89%		7.77	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$37,508		$43,859	$81,851	$89,017	$52,399		$24,459
Ratio of expenses to average net assets:
before reimbursement	2.72	% (e)	2.38%	2.24%	2.21%	2.30%		2.34	% (e)
net of reimbursement	2.20	% (e)	2.20%	2.20%	2.20%	2.20%		2.20	% (e)
Ratio of net investment income(loss) to average net assets	0.13	% (e)	(0.74)%	(0.21)%	(0.27)%	0.06%		0.70	% (e)
Portfolio turnover rate	14	% (d)	201%	142%	44%	39%		139	% (d)

*	Class C commenced operations on January 5, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.24		$13.38	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.07		0.01	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	1.37		0.08	(1.14)	1.44	2.29
Total from operations	1.44		0.09	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.14)		(0.10)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.37)		(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.51)		(1.23)	(0.93)	(0.45)	(0.05)

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$13.17		$12.24	$13.38	$15.34	$14.22

Total Return (c)	12.10	% (d)	0.67%	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$71,900		$81,750	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.72	% (e)	1.37%	1.24%	1.24%	1.30	% (e)
net of reimbursement	1.30	% (e)	1.30%	1.24%	1.24%	1.30	% (e)
Ratio of net investment income to average net assets	1.04	% (e)	0.11%	0.76%	0.63%	1.06	% (e)
Portfolio turnover rate	14	% (d)	201%	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$9.93		$10.92	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (loss) (a)	0.04		0.08	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	1.58		(1.07)	(0.34)	0.22	0.97
Total from operations	1.62		(0.99)	(0.36)	0.28	1.01

Distributions to shareholders from:
Net investment income	(0.06)		—	—	—	—
Net realized gains	—		—	—	(0.01)	—
Total distributions	(0.06)		—	—	(0.01)	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$11.49		$9.93	$10.92	$11.28	$11.01

Total Return (c)	16.42	% (d)	(9.07)%	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,868		$5,322	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.75	% (e)	2.14%	2.04%	2.33%	7.74	% (e)
net of reimbursement	1.60	% (e)	1.60%	1.60%	1.60%	1.60	% (e)
Ratio of net investment income(loss) to average net assets	0.77	% (e)	0.72%	(0.21)%	0.48%	0.36	% (e)
Portfolio turnover rate	13	% (d)	180%	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$9.65		$10.69	$11.12	$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.01)		(0.03)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	1.55		(1.01)	(0.33)	0.22	0.98
Total from operations	1.54		(1.04)	(0.43)	0.18	0.95

Distributions to shareholders from:
Net realized gains	—		—	—	(0.01)	—
Total distributions	—		—	—	(0.01)	—

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$11.19		$9.65	$10.69	$11.12	$10.95

Total Return (c)	15.96	% (d)	(9.73)%	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,539		$3,603	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	3.49	% (e)	2.80%	2.80%	3.08%	8.49	% (e)
net of reimbursement	2.35	% (e)	2.35%	2.35%	2.35%	2.35	% (e)
Ratio of net investment income(loss) to average net assets	(0.17	)% (e)	(0.28)%	(0.88)%	(0.27)%	(0.39	)% (e)
Portfolio turnover rate	13	% (d)	180%	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	May 31, 2017		November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$9.96		$10.95	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.06		0.08	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	1.57		(1.06)	(0.36)	0.23	0.96
Total from operations	1.63		(0.98)	(0.35)	0.29	1.02

Distributions to shareholders from:
Net investment income	(0.11)		(0.01)	—	—	—
Net realized gains	—		—	—	(0.01)	—
Total distributions	(0.11)		(0.01)	—	(0.01)	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$11.48		$9.96	$10.95	$11.30	$11.02

Total Return (c)	16.54	% (d)	(8.97)%	(3.10)	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,798		$10,563	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	2.61	% (e)	2.04%	1.89%	2.18%	17.85	% (e)
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45	% (e)
Ratio of net investment income to average net assets	1.08	% (e)	0.79%	0.05%	0.63%	0.59	% (e)
Portfolio turnover rate	13	% (d)	180%	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Period
	Ended
	May 31 2017 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Increase From Operations:
Net investment income (a)	0.02
Net loss from securities (both realized and unrealized)	(0.08)
Total from operations	(0.06)

Net Asset Value, End of Period	$9.94

Total Return (b)	(0.60	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$497
Ratio of expenses to average net assets:
before reimbursement	32.48	% (c)
net of reimbursement	0.95	% (c)
Ratio of net investment income(loss) to average net assets	0.80	% (c)
Portfolio turnover rate	4	% (d)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2017

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2017 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$178,022,335	$—	$—	$178,022,335
Total:	$178,022,335	$—	$—	$178,022,335

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$3,574,539	$12,993,090	$—	$16,567,629
Total:	$3,574,539	$12,993,090	$—	$16,567,629

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$474,328	$—	$—	$474,328
Total:	$474,328	$—	$—	$474,328

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as level 2 assets in the table above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2015-2016) or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the six months ended May 31, 2017, the Domestic Fund had a net realized gain of $3,893 and the International Fund had a net realized loss of $6,617 on forward currency contracts.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

INDEMNIFICATION

The Trust indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the period ended May 31, 2017, the Adviser earned advisory fees of $955,568, $92,926 and $925 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2018, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 0.95% of the SMID Fund’s average daily net assets for Class I. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to a Fund to the extent that the Funds expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the period ended May 31, 2017, the Adviser waived fees/reimbursed expenses of $455,391, $94,876 and $39,733 for the Domestic Fund, International Fund and SMID Fund, respectively.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

As of November 30, 2016, the cumulative expenses subject to recapture amounted to $636,859 and $477,098 for the Domestic Fund and the International Fund, respectively, and will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund

2017	2018	2019
$71,834	$134,517	$430,508

Copeland International Risk Managed Dividend Growth Fund

2017	2018	2019
$169,931	$154,056	$153,111

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended May 31, 2017, the 12b-1 fees accrued amounted to $93,537 and $204,871 for the Domestic Fund, $4,186 and $9,631 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the six months ended May 31, 2017, the Domestic Fund paid $37,982 in fees and the International Fund paid $3,878 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended May 31, 2017, the Distributor received $4,904 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $783 was retained by the principal underwriter or other affiliated broker-dealers and $2,003, in underwriting commissions for sales of Class A shares of the International Fund of which $327 was retained by the principal underwriter or other affiliated broker-dealers.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Adviser charges an annual fee of $100,000 to the Trust for these services.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the period ended May 31, 2017 amounted to $26,505,275 and $77,503,213 respectively for the Domestic Fund, $492,534 and $2,247,245 respectively for the International Fund, and $498,364 and $20,107 respectively for the SMID Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2016 and November 30, 2015 was as follows:

For the year ended November 30, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Domestic Fund	$2,318,646	$41,055,275	$—	$43,373,921
International Fund	11,199	—	—	11,199

For the year ended November 30, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Domestic Fund	$2,940,828	$36,888,774	$—	$39,829,602
International Fund	—	—	—	—

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Domestic Fund	$1,382,151	$6,115,160	$—	$—	$—	$5,899,093	$13,396,404
International Fund	69,598	—	—	(1,969,132)	—	(2,058,172)	(3,957,706)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on open passive foreign investment companies.

At November 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring

	Short-Term	Long-Term	Total
Domestic Fund	$—	$—	$—
International Fund	1,969,132	—	1,969,132

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and tax adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the year ended November 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Domestic Fund	$—	$1,618,207	$(1,618,207)
International Fund	—	(17,041)	17,041

6.	FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method. After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the year was attributed to net realized and unrealized gains from securities. For the period ended May 31, 2017, net realized and unrealized gains were $1.38, $1.36, and $1.37, on a per share basis for each of the Class A, Class C and Class I, respectively, for the Domestic Fund, net realized and unrealized gains were $1.58, $1.55 and $1.57 on a per share basis for Class A, Class C and Class I, respectively for the International Fund and net realized and unrealized losses were $0.08 on a per share basis for Class I for the SMID Fund. Net realized and unrealized gains were $8,408,917, $4,575,920 and $8,430,622 for Class A, Class C and Class I, respectively for the Domestic Fund. Net realized and unrealized gains were $468,345, $259,490 and $1,748,027 for Class A, Class C and Class I, respectively for the International Fund. Net realized and unrealized losses were $3,929 for Class I for the SMID Fund.

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the six months ended May 31, 2017, the Domestic Fund assessed $41, $171, and $19 in redemption fees for Class A, Class C and

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2017

Class I shares, respectively and the International Fund assessed $0, $1, and $7 in redemption fees for Class A, Class C, and Class I shares, respectively. The SMID Fund did not assess a redemption fee for the period.

8.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
May 31, 2017

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account	Annualized	Period
	Value	Value	Expense Ratio	(12/1/16 to
	(12/1/16)	(5/31/17)		5/31/17)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,120.70	1.45%	$ 7.67
Class C	$1,000.00	$1,116.70	2.20%	$ 11.61
Class I	$1,000.00	$1,121.00	1.30%	$ 6.87
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,164.20	1.60%	$ 8.63
Class C	$1,000.00	$1,159.60	2.35%	$ 12.65
Class I	$1,000.00	$1,165.40	1.45%	$ 7.83
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00(b)	$ 994.00	0.95%	$ 2.41(c)
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017,70	1.45%	$ 7.29
Class C	$1,000.00	$1,013.96	2.20%	$ 11.05
Class I	$1,000.00	$1,018.45	1.30%	$ 6.54
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,016.95	1.60%	$ 8.05
Class C	$1,000.00	$1,013.21	2.35%	$ 11.80
Class I	$1,000.00	$1,017.70	1.45%	$ 7.29
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,020.19	0.95%	$ 4.78(d)

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2017 (182) divided by the number of days in the fiscal year (365).

(b)	Beginning Account Value starting date for Copeland SMID Cap Dividend Growth Fund is February 27, 2017.

(c)	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended May 31, 2017 (93) divided by the number of days in the fiscal year (365).

(d)	Hypothetical expenses paid during the period assumes a starting date of December 1, 2016.

Considerations Regarding the Management Agreement

On May 17, 2017, the Board of Trustees of Copeland Trust (the “Trust”), including a majority of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust and Copeland Capital Management, LLC (Copeland), on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Cap Fund”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of each Fund; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group and the performance of an account similarly managed as the recently launched SMID Cap Fund as compared to its peer group; (g) its advisory fee arrangement with and net expense ratio of the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed accounts; (h) its advisory fee arrangement with and net expense ratio of the International Fund as compared to its relevant peer group; (i) its advisory fee arrangement with and net expense ratio of the SMID Cap Fund as compared to its relevant peer group and Copeland’s other similiarly managed account; (j) the contractual fee and expense waiver arrangement with each Fund; (k) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its business continuity and disaster recovery plan and information security system; (l) the costs of the services provided and the profits realized by Copeland from its relationships with the Domestic Fund and International Fund and the estimated costs of services and profits with respect to the SMID Cap Fund; and (m) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees present, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each Fund.

As to the costs of the services provided and the profits realized by Copeland, as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to the International Fund was not a concern given its small asset base and Copeland’s overall financial strength. The Trustees also concluded that the estimated negative profitability with respect to the SMID Cap Fund was not a concern given that it has limited operating history and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of the Domestic Fund’s and International Fund’s Class A shares and the management fee and expenses of the SMID Cap Fund’s Class I Shares. The Board concluded that, based on the information discussed at the meeting, and subject to the receipt of additional peer group fee and expense information for the International Fund, each Fund’s management fee and expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of each Fund, were reasonable as compared to the management fees and expenses of comparable funds and, with respect to the Domestic Fund and the SMID Cap Fund, Copeland’s similarly managed accounts.

The Board also considered the investment performance of the Domestic and International Funds against their applicable benchmark index, peer group and with respect to the Domestic Fund, similarly managed accounts. With respect to the recently launched SMID Cap Fund, the Board considered its one month performance since inception against its benchmark and similarly managed account and the longer term performance of that account against the SMID Cap Fund’s peer group. Based on this information, the Trustees concluded that the performance of each Fund and comparable strategy, as applicable, for the periods shown is generally mixed (performance for certain periods was higher than the comparative performance information, and in other cases it was lower).

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of each Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by a majority of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to each Fund and its shareholders, and voted to renew the Management Agreement with respect to the Domestic and SMID Cap Fund, and subject to obtaining additional peer group information, the International Fund.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics. Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Eric C. Brown

Eric C. Brown, Principal Executive Officer

Date 8/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Eric C. Brown

Eric C. Brown, Principal Executive Officer

Date 8/10/17

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Financial Officer

Date 8/10/17